EXHIBIT 99.3


                                SUPPLY AGREEMENT

     THIS SUPPLY AGREEMENT is made and entered into as of the 20th day of September, 2001 by and between COATS AMERICAN, INC., a New Jersey corporation headquartered in Charlotte, North Carolina ("SELLER"); and TAG-IT PACIFIC, INC., a Delaware corporation headquartered in Woodland Hills, California ("BUYER").

                                    RECITALS:

     A. Seller and its affiliates are in the business of manufacturing thread, other trim items and related accessories.

     B. Buyer and its affiliates are in the business of selling and distributing trim products to the apparel industry and outsourcing apparel manufacturers' trim departments and have a regular and ongoing need for thread products.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. SALE. (a) Except as otherwise provided herein, Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller, in each case on a basis that keeps Buyer competitive in the marketplace (taking into account price, quality, payment and delivery terms, delivery scheduling, geographic area and other relevant factors), all of Buyer's requirements for all thread products that are at such time manufactured and offered for sale by Seller in quantities sufficient to satisfy Buyer's requirements ("PRODUCTS"), whether for Buyer's own use or for resale, excepting only the "Excluded Requirements" (as defined below). For purposes of this Agreement, "EXCLUDED REQUIREMENTS" shall mean (i) all types of thread products purchased or required by Buyer to satisfy customer orders which specify that they specifically require thread products manufactured by manufacturers other than Seller, PROVIDED, HOWEVER that Buyer shall use commercially reasonable efforts to encourage customers to use Products, (ii) all non-thread products, (iii) all thread products to be sold by Buyer for delivery or consumption within the Restricted Territory (as defined in Section 2 below),
(iv) all products of a type not customarily manufactured by Seller at the time it receives Buyer's PO therefor; and (v) "Non-Competitive Products" (as defined below). If Seller is unable or unwilling to sell any particular item, brand or product line of Products on a basis that keeps Buyer competitive in the marketplace as provided in this Paragraph 1, then provided that Buyer has given Seller an opportunity to sell such Products to Buyer, such item, brand or product line shall become a "NON-COMPETITIVE PRODUCT" for purposes of this Agreement and Buyer shall be entitled to purchase such item, brand or product line from another source of supply, provided that if Seller later notifies Buyer that it is willing and able to sell such Non-Competitive Product on a basis that keeps Buyer competitive in the marketplace, then such product shall thereafter cease being a Non-Competitive Product and Buyer shall again purchase its requirements for such Product from Seller in accordance with the terms of this Agreement (provided that Buyer shall be permitted to fulfill any then outstanding purchase order or commitment). Buyer shall not be in default hereunder for failure to purchase, and Seller shall not be in default hereunder for failure to sell, Non-Competitive Products.

(b)     *** and/or ***; and ***:


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     A. ***.

     B. ***.

     2. RESTRICTION. Buyer recognizes and acknowledges that Seller is prohibited during the remainder of the term of a contract presently in effect (the "RESTRICTIVE CONTRACT") from appointing Buyer as a distributor of its products in *** (the "RESTRICTED TERRITORY.") Buyer covenants and agrees that it will not distribute or otherwise sell the Products within the Restricted Territory, and that any default under this Paragraph shall constitute a material default under this Agreement, entitling Seller to immediately terminate this Agreement in addition to any other remedy available to Seller at law or in equity, PROVIDED, HOWEVER that Buyer shall not be prohibited from entering into sales transactions with third parties who are located within the Restricted Territory so long as
(i) delivery of products is to occur outside of the Restricted Territory, and
(ii) Buyer believes in good faith that such third parties will not move the Products or zippers, other trim items and related accessories purchased from Seller, to the Restricted Territory (other than as part of a finished product or a work in process). Notwithstanding the foregoing, Buyer shall be permitted to sell Trim Packages (as hereinafter defined) within the Restricted Territory. "Trim Packages" shall mean packages that include at least three (3) trim items other than thread, and which are sold in connection with the Buyer's Managed Trim Solution product, provided that the cost of the thread included in the Trim Package does not exceed *** of the total cost of such Trim Package. Seller agrees that for deliveries for use in the Restricted Territory, Buyer shall be permitted, in Buyer's sole discretion, to obtain Products from any third party supplier. Seller further agrees that upon the expiration of the term of the Restricted Contract, and any renewals thereof, Buyer shall no longer be prohibited by this Agreement from selling Products in the Restricted Territory. Buyer agrees to indemnify Seller against any damage, loss, cost, claim, cause of action, cost or expense (including without limitation lost profits and attorneys' fees), arising out of or related to any breach of this Paragraph.

     3. CUSTOMER INTRODUCTIONS. Seller shall from time to time identify certain of its large apparel customers that (i) have production facilities *** (ii) *** and (iii) are perceived by Seller to be willing to purchase or outsource trim purchasing and logistics (the "IDENTIFIED CUSTOMERS"). Seller shall introduce Buyer to such of the Identified Customers as Buyer may request, for the purpose of converting such customers to a full trim package marketed and sold by Buyer, with a portion of such trim package to be sold to Buyer by Seller under this Agreement. Such introductions may be made in the form of joint calls on such customers, or any other manner reasonably calculated to afford Buyer the opportunity to market its trim package business to such customers.

     4. NO JOINT VENTURE. Nothing in this Agreement shall be construed to create a partnership or joint venture, and the relationship of Seller and Buyer shall be and remain solely that of vendor/vendee.

     5. QUANTITY ESTIMATE. Buyer shall notify Seller in writing on or before January 1 and June 30, 2001, and on or before January 1 and June 30 of each succeeding year of Buyer's good faith estimate of its requirements for the next succeeding six month period. In the event that Buyer's actual requirements exceed its estimated requirements for any given period by more than *** , then


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Seller shall have the option, but not the obligation, to sell Buyer any or all of such requirements in excess of *** of such estimate. In the event that Seller is unable to sell Buyer *** of its projected requirements for any period, then ***. Seller shall sell, and Buyer shall purchase, all quantities sold hereunder on the terms and conditions (including without limitation credit terms) provided herein.

     6. PURCHASE PRICE. This Agreement shall be binding on the parties even though the purchase price has been left to later determination. The purchase price for goods sold under this Agreement shall be mutually agreed upon by Buyer and Seller on a quarterly basis but shall at all times be determined in a manner consistent with the terms of this Agreement.

     7. PAYMENT AND DELIVERY. ***.

     8. PRODUCT WARRANTY AND SELLER COMMITMENTS. Seller warrants and represents that all Products will at the time of delivery to Buyer be in all material respects free of defects in workmanship or materials and will be in all material respects in accordance with the specifications applicable to such Product and substantially conform with samples of such Products and shall be in all material respects in accordance with Seller's quality standards and the industry's generally accepted quality standards. Seller warrants and represents that all Products shall be delivered to Buyer free and clear of all liens and encumbrances, and that good and valid title shall pass thereto as provided in this Agreement. All of the Products that Seller manufactures, processes, and packages under this Agreement (i) shall be manufactured, processed, and packaged in all material respects in conformity with all of the laws, rules and regulations promulgated by applicable environmental and labor regulatory bodies with applicable jurisdiction, including, to the extent applicable, the United States Environmental Protection Agency and Department of Labor and their local equivalents, (ii) shall meet all requirements of any other applicable statutes, rules, and regulations of the United States and any other nation which may have jurisdiction and any of their respective state or local governments, and (iii) shall be subject to Seller's standard warranties with respect to such Products, in addition to the warranties set forth herein.

     9. INDEMNITY (a) Seller shall defend and indemnify Buyer from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and costs) arising out of any third party claim that the manufacture, sale or use of the Products purchased hereunder infringes a patent, trademark, copyright or trade secret of such party, provided that (i) Buyer shall have reasonably promptly provided Seller written notice of any third party claims of which it becomes aware and reasonable cooperation, information and assistance in connection therewith, and (ii) Seller shall have sole control and authority with respect to the defense, settlement or compromise thereof. Should the Product become, or in Seller's reasonable opinion, be likely to become the subject of such a claim, Seller may, at its option, either procure at no cost to Buyer for Buyer the right to continue purchasing and using such Product, or replace or modify such Product so that it becomes non-infringing, or declare such product a Non-Competitive Product under this Agreement.

     (b) Seller agrees, at its expense, to defend Buyer from, and pay any judgment for, any third party suit, claim or proceeding (hereinafter "Buyer Claim") against Buyer alleging that any of the Products sold to Buyer hereunder either (i) violates any applicable safety or regulatory standard, or (ii) has caused injury or damage to the person or property of another arising from defects in materials, formulation or the manufacture of any of the Products, including without limitation the


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

failure to manufacture the Products in accordance with the specifications and samples for such products; provided that Seller is reasonably promptly notified in writing of any Buyer Claim, given all reasonable assistance required, and permitted to direct the defense. Seller shall have no liability for settlements or costs incurred without its consent. Notwithstanding anything herein to the contrary, Buyer's failure to reasonably promptly notify Seller of a third party claim shall release Seller from its duty to indemnify Buyer against such a claim hereunder only to the extent that Seller's defense of such claim was materially prejudiced by such delay.

     (c) Buyer agrees, at its expense, to defend and indemnify Seller from any and all damages, liabilities, costs and expenses (including reasonable attorneys fees and costs) arising out of, and pay any judgment for, any third party suit, claim or proceeding (hereafter "Seller Claim") against Seller alleging that any Product sold hereunder has caused injury or damage to the person or property of another arising from (i) the gross negligence or willful misconduct of Buyer, or
(ii) a violation of any laws applicable to Buyer (except to the extent that such violation is caused by Seller's breach of its representations and warranties hereunder); provided that Buyer is reasonably promptly notified of any Seller Claim, given all reasonable assistance required, and permitted to direct the defense. Buyer shall have no liability for settlements or costs incurred without its consent. Notwithstanding anything herein to the contrary, Seller's failure to reasonably promptly notify Buyer of a third party claim shall release Buyer from its duty to indemnify Seller against such a claim hereunder only to the extent that Buyer's defense of such claim was materially prejudiced by such delay.

     10. TIMELINESS OF SHIPMENT. In the event that Seller is unable to ship an order within *** of the requested delivery date, then Seller shall so inform Buyer and Buyer, in lieu of any other remedy, shall then be entitled to cancel such PO and to purchase all of such order from some other source of supply; provided, however, that to the extent that *** then, with respect to such customer, the Products contained in such shipments shall become Non-Competitive Products for the purposes of this Agreement.

     11. LIMITATION. In no event shall Seller be required to manufacture thread, other trim items, or related accessories of a type not customarily manufactured by Seller at the time it receives Buyer's PO therefor (other than dying thread special colors to customer's requirements in accordance with Seller's custom products service policy, provided that the quantity ordered is in a sufficient amount), and in no event shall Buyer be prohibited from purchasing thread, other trim items or related accessories from any other vendor of a type not customarily manufactured by Seller. TO THE MAXIMUM EXTENT PERMISSIBLE UNDER APPLICABLE LAW, NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER IN EXCESS OF *** IN THE AGGREGATE FOR LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL DAMAGES, BASED UPON A CLAIM OF ANY TYPE OR NATURE, INCLUDING BUT NOT LIMITED TO CONTRACT, TORT (INCLUDING NEGLIGENCE), WARRANTY OR STRICT LIABILITY, OR CLAIMS ALLEGING DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     12. CHOICE OF LAW AND JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to choice of law considerations, except that the United Nations Convention on the International Sale of Goods shall not apply.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns, whether by merger, consolidation or otherwise, as well as any entity with respect to which either party directly or indirectly (i) owns an equity interest of ten percent (10%) or more or (ii) has a right to profits of such entity in the amount of ten percent (10%) or more (each, a "Subsidiary"). In the event of a breach (including without limitation any failure to pay any sums due to Seller) of this Agreement by Tag-It Pacific, Inc., or any successor, transferee, assign, or Subsidiary, all of such companies shall be jointly and severally liable. Notwithstanding the foregoing, the duties and obligations of Seller under this Agreement shall not be delegable by Seller except for delegation to (i) a successor in interest to all or substantially all of Seller's thread business or (ii) any affiliate of Seller of which Seller directly or indirectly owns 51% of the voting securities of such entity or has the power to elect a majority of the directors (or other governing body) of such affiliate; provided that nothing herein shall be construed to prohibit Seller from subcontracting to a third party any or all of its duties or obligations hereunder so long as Seller remains responsible for the performance or non-performance of such duties and obligations.

     14. WAIVER/BREACH. The waiver of breach of any term or condition of this Agreement shall not be deemed to constitute the continuing waiver of the same or any other term or condition. The breaching party shall be liable to the other party for all costs (including reasonable attorneys' fees) of enforcing any provision of this Agreement. Except as otherwise provided herein, time is of the essence in the performance of each party's obligations hereunder.

     15. NOTICE. Notice hereunder shall be deemed duly given if in writing and
(i) delivered by hand, telecopy, reputable international overnight courier, or
(ii) mailed, certified or registered, with postage prepaid to the following address or fax number of each party, or to such other address or fax number as may be hereafter designated in writing by such party to the other party hereto:

        Buyer:        Tag-It Pacific, Inc.
                      21900 Burbank Blvd.
                      Woodland Hills, California 91367
                      Attn: Ronda Sallmen and Colin Dyne
                      Fax: (818) 444-4106

        with a copy to:

                      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                      2029 Century Park East, 26th Floor
                      Los Angeles, California 90067
                      Attn: Murray Markiles
                      Fax: (310) 728-2233


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        Seller:       Coats American, Inc.
                      Two LakePointe Place
                      4135 South Stream Blvd.
                      Charlotte, North Carolina 28217
                      Attn: Mr. Johan De Praeter
                      Fax:  (704) 329-5970

                With a copy to:

                      Moore & Van Allen, PLLC
                      100 North Tryon Street, Suite 4700
                      Charlotte, NC  28202-4003
                      Attn:  A. Mark Adcock
                      Fax:  (704) 331-1159

     16. TERM. (a) The term of this Agreement shall commence on the date first set forth above and shall continue in effect until May 30, 2010. Thereafter, this Agreement shall automatically renew for additional terms of one (1) year each unless either party provides the other with written notice of its election not to renew this Agreement not less than sixty (60) days prior to the expiration of the then current term.

     (b) Notwithstanding anything to the contrary contained in SECTION 16(A) above, this Agreement may be terminated by either party for a material breach of this Agreement, provided that the non-breaching party has given the breaching party written notice of the breach and has specified a cure period of at least thirty (30) days, and provided further that no breach (whether or not otherwise material) shall be considered "material" until the expiration of such cure period. If a material breach remains uncured upon the expiration of the applicable cure period, then the non-breaching party shall, in addition to all other available remedies, have the right to immediately terminate this Agreement. Any failure to pay any amount due hereunder shall constitute a material breach after the foregoing written notice has been given and such payment has not been made within the applicable cure period. Except for Seller's rights and remedies described in Section 7, neither party shall exercise any remedy upon a breach or default hereunder, until the non-breaching party has given the breaching party written notice of the breach and has specified a cure period of at least thirty (30) days, and such breach has not been cured within the specified cure period.

     17. MEDIATION/ARBITRATION. If a dispute arises out of or relates to this Agreement, or the breach thereof, and if such dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure. In the event such mediation does not result in a suitable resolution of such dispute, then any controversy, claim or cause of action arising out of or relating to this Agreement, shall be settled by binding arbitration by three (3) arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Each of the arbitrators shall be a (i) member of the Bar of the State of Delaware, actively engaged in the practice of law, or (ii) retired judge from any Delaware state court. The arbitrators shall have power to grant equitable


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

remedies in addition to imposing monetary damages. The arbitration shall include
(i) a provision that the prevailing party in such arbitration shall recover its costs of the arbitration and reasonable attorneys' fees from the other party, and (ii) the amount of such costs and fees. Any such mediation or arbitration shall be held in Wilmington, Delaware. Any cause of action arising out of or related to this Agreement not submitted to arbitration within four (4) years after such cause of action has accrued shall be deemed barred, notwithstanding, any longer statute of limitations period available at law.

     18. FORCE MAJEURE. No party hereto shall be liable for delay or failure to perform any obligations hereunder if such delay or failure arises out of causes beyond its reasonable control and without its fault or negligence, including, but not limited to, labor, disputes and strikes, wars, riots, insurrection, piracy, and civil commotion, federal, state or municipal action, statute, ordinance, regulation, rule or order, fire, earthquake, floods or other unusually severe weather, accidents, nuclear radiation, embargoes, epidemics, shortages of power or any act of God. Any party seeking excuse for delay or failure to perform on the basis of this provision shall promptly notify the other party hereto upon learning of an event which may result in any delay or failure to perform. In addition, the affected party shall make every effort to eliminate and/or correct the effect of such condition or event as completely and rapidly as is reasonably possible. In such case, the time of delivery or performance shall be deferred until the force majeure event has been eliminated or corrected sufficiently to permit performance. In the event that Seller is excused from performance under this Agreement as the result of a force majeure event as provided in this paragraph, then Buyer shall be permitted to purchase any goods which Seller is unable to supply due to such force majeure event from another supplier until Seller has notified Buyer that the force majeure has been corrected and that Seller is again able to supply such goods to Buyer.

     19. SEVERABILITY. Any provision of this Agreement which is invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. PARAGRAPH HEADLINES. All paragraph headings contained herein are for convenience of reference only and are not intended to define or limit the scope of any provision of this Agreement.

     21. AUDIT. (a) An independent certified public accountant appointed by Buyer may, at Buyer's expense, examine Seller's books and records solely for the purpose of verifying compliance with the terms of this Agreement. Such examination shall take place at a mutually agreed upon time and place, but in any event only during Seller's normal business hours and upon at least ten (10) business days' advance written request. Seller agrees to pay for the reasonable fees, costs and expenses charged by any certified public accountant engaged by Buyer for such review if the examination of Seller's books and records reveals any material noncompliance with the terms of this Agreement. Prior to such independent certified public accountant's examination of such books and records, Buyer and such certified public accountant shall each execute a suitable confidentiality


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

agreement in favor of Seller, agreeing to keep any information learned in such examination confidential, and to use such information only for the purpose granted.

     (b) An independent certified public accountant appointed by Seller may, at Seller's expense, examine Buyer's books and records solely for the purpose of verifying compliance with the terms of this Agreement. Such examination shall take place at a mutually agreed upon time and place, but in any event only during Buyer's normal business hours and upon at least ten (10) business days' advance written request. Buyer agrees to pay for the reasonable fees, costs and expenses charged by any certified public accountant engaged by Seller for such review if the examination of Buyer's books and records reveals any material noncompliance with the terms of this Agreement. Prior to such independent certified public accountant's examination of such books and records, Seller and such certified public accountant shall each execute a suitable confidentiality agreement in favor of Buyer, agreeing to keep any information learned in such examination confidential, and to use such information only for the purpose granted.

     22. ACQUISITIONS. Notwithstanding any provision of this Agreement to the contrary, any company acquired by Buyer after the date hereof shall be permitted to fulfill any contractual obligations of such company entered into prior to (and not in anticipation of) such acquisition.

     23. ENTIRE AGREEMENT. This Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein and all prior written agreements and all prior and contemporaneous oral agreements with respect to the subject matter hereof are merged herein. This Agreement may not be amended, supplemented or modified (or any right or power granted hereunder waived) except by a written instrument signed by the parties hereto.

     24. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     25. AUTHORITY. Buyer and Seller each represent and warrant to the other that it has the power and authority to enter into this Agreement and that the execution of this Agreement and the performance of its obligations and duties hereunder does not and will not constitute a breach or violation of its organizational documents or bylaws or a violation of any agreement, instrument, order, judgment, law, rule or decree by which it is bound or to which ii or its assets are subject.

     26. FURTHER ACTIONS. Upon request of Seller from time to time, Buyer shall cause any of its Subsidiaries who purchase from Seller or its affiliates to execute and deliver such documents as Seller may reasonably request, acknowledging and agreeing that such Subsidiaries are Subsidiaries of Buyer and, as such, are bound to the terms of this Agreement to the same extent as Buyer, and that any default or breach by either Buyer or such Subsidiary shall constitute a default by both Buyer and such Subsidiary, for which both shall be jointly and severally liable.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals as of the date first set forth above.

                                            BUYER:

                                            TAG-IT PACIFIC, INC.



                                            By:   /S/ COLIN DYNE
                                                -------------------------------
                                                   Colin Dyne, President



                                            SELLER:

                                            COATS AMERICAN, INC.


                                            By:   /S/ DONNA ARMSTRONG
                                                -------------------------------
                                            Printed Name:  DONNA ARMSTRONG
                                                         ----------------------
                                            Title:  V.P. - FINANCE
                                                  -----------------------------


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     Tag-It de Mexico S.A. de C.V. ("Mexico") acknowledges that it is a Subsidiary of Buyer, and as such it is bound by the foregoing Agreement to the same extent as Buyer, and that any default or breach by either Buyer or Mexico shall constitute a default by both Buyer and Mexico, for which both shall be jointly and severally liable.

                                            TAG-IT DE MEXICO S.A. DE C.V.


                                            By:   /S/ COLIN DYNE
                                                -------------------------------
                                            Printed Name:  COLIN DYNE
                                                         ----------------------
                                            Title:  CEO
                                                  -----------------------------
                                            Date:   9/20/01
                                                  -----------------------------



     Hilos Timon S.A. de C.V. ("Timon") acknowledges that it is an affiliate (but not a Subsidiary) of Seller. Nevertheless, Timon agrees to be bound by the foregoing Agreement to the same extent as Seller, and that any default or breach by either Seller or Timon shall constitute a default by both Seller and Timon, for which both shall be jointly and severally liable.

                                            HILOS TIMON S.A. DE C.V.


                                            By:   /S/ DAVID J. WILLIAMSON
                                                -------------------------------
                                            Printed Name:  DAVID J. WILLIAMSON
                                                         ----------------------
                                            Title:  FINANCE DIRECTOR
                                                  -----------------------------
                                            Date:   9/20/01
                                                  -----------------------------


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                    EXHIBIT A



                       STANDARD PAYMENT AND DELIVERY TERMS



1. A unit of sale is an item in the form in which it is invoiced, i.e., spool, tube, cone, dozen, pound, gross, etc.

2. It is the responsibility of the purchaser to assure himself that the quality of the merchandise in respect to shade, color, fastness and all other properties is suitable for the purpose for which it will be used.

3. Visible damage must be reported to delivering carrier ***. Concealed damage must be reported to Seller within the earlier of (i) ***. Delivery receipt must be endorsed by customer and mailed to branch office for credit.

4. All claims for loss or non-delivery must be made within *** of date of shipment.

5.   No unauthorized returns will be accepted for credit.

Date of delivery is subject to deferment to the extent affected by any federal, state or local governmental action from time to time, whether by legislation, rule, regulation, exemption or administrative order or otherwise and your order may be modified to the extent of any deferment. The Seller shall in no event be liable for delays in delivery due to labor disturbance or due to contingencies beyond its control. Seller represents that with respect to the production of the articles and/or the performance of the services covered by this acknowledgement, it has fully complied with the requirements of section 12(a) and with the other requirements of the Fair Labor Standards Act of 1938, as amended.


-----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.